Exhibit 99.1

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - January 8, 2009										Approximate actual and estimated unpaid down time days *
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	FULL CONTRACT DAYRATE ($000)	COMMENTS	4Q-08	1Q-09	1Q-09	2Q-09	3Q-09	4Q-09
										A	A	E	E	E	E
The information contained in this fleet status report is as of the date of the report only and is subject to change without notice to the recipient, and we assume no duty to update any portion of the information contained herein.  This fleet status report contains statements that are not historical facts, which are “forward-looking statements” within the meaning of the U.S. federal securities laws.  Forward-looking statements include, but are not limited to, statements about estimated duration of client contracts, contract dayrate amounts, future contract commencement dates, shipyard projects, our business, financial performance and prospects.  Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct.  Various factors could cause actual results to differ materially.  We discuss these factors, including risks, uncertainties and assumptions concerning actions by our clients, governments and other third parties, drilling activity levels, market conditions, operational difficulties, weather related events and other matters, from time to time in our filings with the U.S. Securities and Exchange Commission (“SEC”), which are available free of charge on the SEC’s website at www.sec.gov.

Full Contract Dayrate reflects the full daywork operating rate payable to the Company by the operator as provided in the applicable drilling contract unless otherwise specified.  The average dayrate over the term of the contract will be lower and could be substantially lower.  The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond our control.  Our client contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov.

U.S. Gulf of Mexico Semisubmersibles (5)
										A	A	E	E	E	E
Noble Clyde Boudreaux (a, b)	F&G 9500 Enhanced Pacesetter	1987/2007	10,000'	US GOM	Shell	6/09/2007	6/28/2009	243-245
				US GOM	Shell	6/29/2009	10/28/2009	604-606

Noble Amos Runner (a)	Noble EVA 4000™	1982/1999	8,000'	US GOM	Anadarko/Noble Energy	4/25/2008	3/08/2011	439-441		4

Noble Jim Thompson (a)	Noble EVA 4000™	1984/1999	6,000'	US GOM	Shell	3/01/2007	2/28/2009	424-426		5
				US GOM	Shell	3/01/2009	2/28/2011	504-506

Noble Paul Romano (a)	Noble EVA 4000™	1981/1998	6,000'	US GOM	Anadarko/BHP	11/05/2007	1/31/2009	434-436
				US GOM	Marathon	2/01/2009	1/31/2010	481-483
				US GOM	Noble Energy	2/01/2010	1/31/2012	604-606

Noble Lorris Bouzigard (b)	Pentagone 85	1975/2003	4,000'	US GOM	LLOG	6/23/2008	6/24/2010	269-271		2
				US GOM	LLOG	6/25/2010	6/24/2011	334-336

U.S. Gulf of Mexico Submersibles (3)(h)
Noble Joe Alford	Pace Marine 85G	1982/2006	70’-C	US GOM	Mariner	8/23/2008	1/25/2009	57-59
				US GOM	Mariner	1/26/2009	7/25/2009	67-69

Noble Lester Pettus	Pace Marine 85G	1982/2007	70’-C	US GOM	LLOG	9/27/2008	3/19/2009	57-59

Mexico Semisubmersible (1) (c)

Noble Max Smith	Noble EVA 4000™	1980/1999	7,000'	Bay of Campeche	Pemex	8/01/2008	7/31/2011	483-485

Mexico Jackups (12) (c, d)
Noble Bill Jennings	MLT Class 84-E.R.C.	1975/1997	390’-IC	Bay of Campeche	Pemex	6/18/2008	12/17/2008	149-151
This contract was fixed at a dayrate of $149k-$151k until 12/18/2008 at which time the contract repriced to a new dayrate of $174k-$175k.  The contract continues to reprice every three months based on an index of jackup rates in seven international regions.  The 22 days of downtime experienced in 4Q 2008 was prior to repricing.
										22
				Bay of Campeche	Pemex	12/18/2008	6/17/2010	174-175

Noble Eddie Paul	MLT Class 84-E.R.C.	1976/1995	390’-IC	Bay of Campeche	Pemex	6/05/2007	12/03/2009	177-179				7

Noble Leonard Jones	MLT Class 53-E.R.C.	1972/1998	390’-IC	Bay of Campeche	Pemex	6/24/2007	12/22/2009	185-187					8

Noble Roy Butler	F&G L-780 MOD II	1982/1998	300’-IC (f)	Cameroon	Shipyard	8/26/2008	11/15/2008	-		92
				In-transit & contract preparation	Pemex	11/16/2008	2/14/2009	-	Anticipate lump sum fee will offset mobilization costs.		8	29
				Bay of Campeche	Pemex	2/15/2009	4/23/2010	167-169	This contract is at a fixed rate for the entire term and is not indexed.

Noble Johnnie Hoffman	Baker Marine BMC 300	1976/1993	300’-IC	Bay of Campeche	Pemex	10/31/2007	4/14/2010	170-172		1

Noble Gene Rosser	Levingston Class 111-C	1977/1996	300’-IC	Bay of Campeche	Pemex	12/21/2007	6/20/2010	170-172				10

Noble John Sandifer	Levingston Class 111-C	1975/1995	300’-IC	Bay of Campeche	Pemex	9/24/2007	3/20/2010	170-172

Noble Lewis Dugger	Levingston Class 111-C	1977/1997	300’-IC	Bay of Campeche	Pemex	6/18/2008	1/31/2010	144-146
This contract was fixed at a dayrate of $144k-$146k until 12/18/2008 at which time the contract repriced with no change in the dayrate.  The contract continues to reprice every three months based on an index of jackup rates in seven international regions.
										1			21

Noble Sam Noble	Levingston Class 111-C	1982	300’-IC	Bay of Campeche	Pemex	9/22/2007	3/21/2010	170-172				10

Noble Earl Frederickson	MLT Class 82-SD-C	1979/1999	250’-IC	Bay of Campeche	Pemex	7/13/2008	8/25/2010	104-106	This contract is fixed at a dayrate of $104k-$106k until 1/13/2009 after which time the contract reprices every three months based on an index of jackup rates in seven international regions.				21

Noble Tom Jobe	MLT Class 82-SD-C	1982	250’-IC	Bay of Campeche	Pemex	8/07/2008	12/06/2011	154-156	This contract is fixed at a dayrate of $154k-$156k until 2/07/2009 after which time the contract reprices every three months based on an index of jackup rates in seven international regions.	3				8

Noble Carl Norberg	MLT Class 82-C	1976/2003	250'-IC	Cameroon	Shipyard	8/19/2008	11/15/2008	-		92
				In-transit & contract preparation	Pemex	11/16/2008	2/19/2009	-	Departure to Mexico. Lump sum fee will offset mobilization costs.		8	42
				Bay of Campeche	Pemex	2/20/2009	2/20/2011	154-156	This 731 day contract is fixed at a dayrate of $154k-$156k until 8/10/2009 after which time the contract reprices every three months based on an index of jackup rates in seven international regions.

Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - January 8, 2009										Approximate actual and estimated unpaid down time days *
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	FULL CONTRACT DAYRATE ($000)	COMMENTS	4Q-08	1Q-09	1Q-09	2Q-09	3Q-09	4Q-09
										A	A	E	E	E	E

Brazil Semisubmersibles (2) (c )
Noble Paul Wolff	Noble EVA 4000™	1981/1999/2006	9,200'-DP	Brazil	Petrobras	1/01/2006	11/03/2009	163-165	Eligible for a maximum 20% performance bonus.	1		15	15
				Brazil	Petrobras	11/04/2009	11/03/2014	427-429
Received Memorandum of Understanding.  Eligible for a maximum 15% performance bonus.  Petrobras has an option to convert this to a 6-year term at $416k/day plus a maximum 18% performance bonus; option must be exercised by 11/01/2009.

Noble Therald Martin (b)	Pentagone 85	1977/2004	4,000'	Brazil	Petrobras	4/11/2007	10/17/2010	113-115	Eligible for a maximum 15% performance bonus.	9			21
				Brazil	Petrobras	10/18/2010	10/17/2015	269-271	Received Memorandum of Understanding. Eligible for a maximum 10% performance bonus.

Brazil Drillships (3) (c )
Noble Roger Eason (b)	NAM Nedlloyd-C	1977/2005	7,200'-DP	Brazil	Downtime/Shipyard	11/29/2007	3/14/2009	-	Commissioning systems to prepare for return to work following the repairs related to the fire reported on November 29, 2007. Anticipate +/- 74 days of downtime in the 1Q 2009 for repairs.	92	8	66
				Brazil	Petrobras	3/15/2009	3/14/2010	136-138	Eligible for a maximum 15% performance bonus.
				Brazil	Petrobras	3/15/2010	4/30/2011	346-348	Received Memorandum of Understanding. Eligible for a maximum of 15% performance bonus.
				Brazil	Petrobras	5/01/2011	9/28/2011	89-91	Anticipate to enter the shipyard for +/- 150 days for rig modifications and regulatory inspection.
				Brazil	Petrobras	9/29/2011	8/12/2016	346-348	Received Memorandum of Understanding. Eligible for a maximum of 15% performance bonus.

Noble Leo Segerius (b)	Gusto Engineering Pelican Class	1981/2002	5,600’-DP	Brazil	Chevron	8/14/2008	6/24/2009	524-526
				Brazil	Shell	6/25/2009	9/05/2009	524-526	Received letter of intent.			10	6	19
				Brazil	Petrobras	9/06/2009	3/31/2010	299-301	Received Memorandum of Understanding. Eligible for a maximum of 15% performance bonus.
				Brazil	Petrobras	4/01/2010	8/29/2010	89-91	Anticipate to enter the shipyard for +/- 150 days for rig modifications and regulatory inspection.
				Brazil	Petrobras	8/30/2010	1/23/2016	299-301	Received Memorandum of Understanding. Eligible for a maximum of 15% performance bonus.

Noble Muravlenko	Gusto Engineering Pelican Class	1982/1997	4,900’-DP	Brazil	Petrobras	3/18/2007	3/15/2009	119-121	Eligible for a maximum 15% performance bonus.	4		66
				Brazil	Petrobras	3/16/2009	10/31/2010	289-291	Received Memorandum of Understanding. Eligible for a maximum of 15% performance bonus.
				Brazil	Petrobras	11/01/2010	3/31/2011	89-91	Anticipate to enter the shipyard for +/- 150 days for rig modifications and regulatory inspection.
				Brazil	Petrobras	4/01/2011	8/14/2015	289-291	Received Memorandum of Understanding. Eligible for a maximum of 15% performance bonus.

North Sea Semisubmersible (1)
Noble Ton van Langeveld	Offshore Co. SCP III Mark 2	1979/2000	1,500'	United Kingdom	Venture	6/30/2008	6/29/2009	359-361
				United Kingdom	Venture	6/30/2009	6/30/2010	379-381	Plus a six month priced option at a dayrate of $380k to be declared before 3/31/2009.

North Sea Jackups (8)
Noble Hans Deul	F&G JU-2000E	2008	400'-IC	Dalian, China - DSIC	Shipyard		11/07/2008	-
				In-transit	Shell	11/08/2008	1/02/2009	34-36
				Commissioning	Shipyard	1/03/2009	1/17/2009	-	Contract preparation.
				United Kingdom	Shell	1/18/2009	1/17/2011	127-129

Noble Julie Robertson	Baker Marine Europe Class	1981/2001	390'-IC (e)	United Kingdom	Venture	9/15/2008	9/14/2009	197-199						4
				United Kingdom	Venture	9/15/2009	9/14/2010	211-213

Noble Al White	CFEM T-2005-C	1982/2005	360’-IC	Netherlands	Total	10/08/2008	10/07/2009	207-209

Noble Byron Welliver	CFEM T-2005-C	1982	300’-IC	Denmark	Maersk	9/04/2008	9/03/2009	209-211		1				16
				Denmark	Maersk - Option	9/04/2009	9/03/2010	219-221	Priced option.

Noble Lynda Bossler	MSC/CJ-46	1982	250’-IC	Netherlands	Cirrus Energy	9/02/2008	5/01/2009	219-221
				Netherlands	Wintershall	5/02/2009	8/01/2009	219-221
				Netherlands	Cirrus Energy	8/02/2009	10/01/2009	219-221

Noble Piet van Ede	MSC/CJ-46	1982	250’-IC	United Kingdom	Gaz de France	1/01/2008	12/31/2008	204-206
				Netherlands	Gaz de France	1/01/2009	12/31/2009	211-213

Noble Ronald Hoope	MSC/CJ-46	1982	250’-IC	United Kingdom	Gaz de France	7/01/2008	12/31/2008	206-208
				United Kingdom	Gaz de France	1/01/2009	12/31/2009	211-213

Noble George Sauvageau	NAM Nedlloyd-C	1981	250’-IC	Netherlands	Wintershall	1/29/2008	12/31/2008	224-226
				Netherlands	Wintershall	1/01/2009	12/31/2009	219-221
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - January 8, 2009								.		Approximate actual and estimated unpaid down time days *
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	FULL CONTRACT DAYRATE ($000)	COMMENTS	4Q-08	1Q-09	1Q-09	2Q-09	3Q-09	4Q-09
										A	A	E	E	E	E

West Africa Semisubmersible (1) (c )
Noble Homer Ferrington	F&G 9500 Enhanced Pacesetter	1985/2004	6,000'	Cote d'lvoire	CNR International	4/14/2008	4/13/2009	433-435					7
				Nigeria	ExxonMobil	4/14/2009	4/13/2012	504-506

West Africa Jackups (5) (c )
Noble Percy Johns	F&G L-780 MOD II	1981/1995	300’-IC	Nigeria	ExxonMobil	3/28/2007	3/27/2009	170-171
				Nigeria	ExxonMobil	3/28/2009	3/27/2010	182-184					7

Noble Tommy Craighead	F&G L-780 MOD II	1982/2003	300’-IC	Nigeria	Addax	1/18/2007	1/27/2009	170-171		1

Noble Ed Noble	MLT Class 82-SD-C	1984/2003	250’-IC	Nigeria	ExxonMobil	9/03/2008	9/02/2009	172-174

Noble Lloyd Noble	MLT Class 82-SD-C	1983/1990	250’-IC	Nigeria	Chevron	8/18/2008	1/18/2009	159-161		2

Noble Don Walker	Baker Marine BMC 150-SD	1982/1992	150’-IC	Cameroon	Shipyard	4/30/2008	12/14/2008	-	Available.	75
				Benin	Sapetro	12/15/2008	2/25/2009	147-149	Two +/- 30 day wells. Two one-well options at $147k-$149k. Estimated time to complete each well is +/- 30 days.

Arabian Gulf Jackups (14) (c )
Noble Roger Lewis	F&G JU-2000E	2007	400'-IC	Qatar	Shell	2/03/2008	2/02/2010	104-106

Noble Jimmy Puckett	F&G L-780 MOD II	1982/2002	300'-IC	Qatar	RasGas - Options	11/29/2007	5/31/2009	59-61
Exercised seven option wells.  Remaining options after 5/31/2009, but not yet exercised:  One well @ $59k-$61k, nine wells @ $65k-$67k/day and nine wells @ $71k-$73k/day.  Estimated time to complete each well is +/- 65 days.

Noble Kenneth Delaney	F&G L-780 MOD II	1983/1998	300'-IC	Qatar	QatarGas 3 & 4	8/01/2008	6/07/2009	194-196
				Qatar	QatarGas 3 & 4	6/08/2009	3/31/2010	162-163	Received contract customer projects length is +/- 10 months, however, contract is subject to a 90-day notice of cancellation or extension.

Noble Gus Androes	Levingston Class 111-C	1982/2004	300'-IC	UAE (Abu Dhabi)	Total ABK - Extension	10/01/2008	3/31/2009	98-100
				UAE (Abu Dhabi)	Total ABK - Extension	4/01/2009	9/30/2009	108-110	Extensions: Renewable every six months, dayrate increases/decreases capped at 10%. Extension agreement ends 12/31/2010.

Noble Harvey Duhaney	Levingston Class 111-C	1976/2001	300'-IC	Qatar	Total	3/25/2008	4/04/2009	98-100		11

Noble Mark Burns	Levingston Class 111-C	1980/2005	300'-IC	UAE (Dubai)	Dubai Petroleum	10/12/2007	10/11/2009	#	Rate withheld at request of operator.			14

Noble Roy Rhodes	MLT Class 116-C	1979	300’-IC (g)	UAE (Dubai)	Dubai Petroleum	3/06/2008	3/06/2009	#	Rate withheld at request of operator.
				UAE (Sharjah)	Shipyard	3/07/2009	8/07/2009	-					61	59

Noble Cees van Diemen	Modec 300C-38	1981/2004	300'-IC	Qatar	RasGas	9/23/2004	1/08/2009	59-61
				UAE (Sharjah)	Shipyard	1/09/2009	3/01/2009	-				51
				Qatar	Anadarko	3/02/2009	5/10/2009	169-171	Received two-well contract with one-well priced option at $169k-$171k. Estimated time to complete option well +/- 30 days.

Noble David Tinsley	Modec 300C-38	1981/2004	300'-IC	Qatar	RasGas	11/01/2007	11/30/2008	61-63
				Qatar	RasGas	12/01/2008	3/10/2009	159 -161				21	40

Noble Gene House	Modec 300C-38	1981/1998	300'-IC	Qatar	Shell	2/03/2008	10/30/2008	160-162
				Qatar	Talisman	10/31/2008	12/02/2008	149-151
				Qatar	In-transit	12/03/2008	12/31/2008	-	Contract preparation.	28
				Qatar	QatarGas 3 & 4	1/01/2009	10/31/2009	162-163	Received contract customer projects length is +/- 10 months, however, contract is subject to a 90-day notice of cancellation or extension.

Noble Charles Copeland	MLT Class 82-SD-C	1979/2001	280’-IC	Qatar	RasGas	3/01/2008	2/01/2009	87-89
				UAE (Sharjah)	Shipyard	2/02/2009	4/02/2009	-				59

Noble Chuck Syring	MLT Class 82-C	1976/1996	250’-IC	Qatar	Maersk	11/12/2007	11/11/2009	159-161		3					50

Dhabi II	Baker Marine BMC 150	1982/2006	150'-IC	UAE (Abu Dhabi)	ADOC	7/15/2008	7/14/2011	91-93

Noble Dick Favor	Baker Marine BMC 150	1982/2004	150’-IC	Qatar	QatarGas 3 & 4	1/01/2008	10/20/2008	162-163
				UAE (Sharjah)	Shipyard	10/21/2008	1/31/2009	-		72	8	23
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

	NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - January 8, 2009								.		Approximate actual and estimated unpaid down time days *
	RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	FULL CONTRACT DAYRATE ($000)	COMMENTS	4Q-08	1Q-09	1Q-09	2Q-09	3Q-09	4Q-09
											A	A	E	E	E	E

India Jackups (3) (c, d)
	Noble Ed Holt	Levingston Class 111-C	1981/2003	300’-IC	India	Jindal/ONGC	1/15/2007	9/30/2009	82-83	Rig bareboat chartered to Jindal which is contracted with ONGC.						31

	Noble George McLeod	F&G L-780 MOD II	1981/1995	300’-IC	UAE (Sharjah)	Shipyard	9/15/2008	12/17/2008	-	Contract preparation.
					In-transit	Jindal/ONGC	12/18/2008	1/04/2009	-	Anticipate lump sum fee will offset mobilization costs.	91	4
					India	Jindal/ONGC	1/05/2009	1/04/2012	132-134	Rig bareboat chartered to Jindal which is contracted with ONGC.

	Noble Charlie Yester	MLT Class 116-C	1980	300’-IC	India	Jindal/ONGC	1/30/2007	1/29/2010	130-131	Rig bareboat chartered to Jindal which is contracted with ONGC.			14

Far East Semisubmersibles (3)
	Noble Dave Beard - Newbuild	F&G 9500 Enhanced Pacesetter	1986/2008	10,000'-DP	Dalian, China - DSIC	Shipyard		1/31/2009	-
					In-transit	Petrobras	2/01/2009	3/31/2009	-	Mobilization fee of $208k-$210k per day during the in-transit period will be amortized over the term of the contract.
					Customs/testing	Shipyard	4/01/2009	10/06/2009	-	Install thrusters, commission dynamic positioning and drilling systems.
					Brazil	Petrobras	10/07/2009	10/06/2014	219-221	Eligible for a maximum 15% bonus.

	Noble Danny Adkins - Newbuild	Bingo 9000	1999/2009	12,000'-DP	Singapore - Jurong	Shipyard		4/30/2009	-
					In-transit & acceptance testing	Shell	5/01/2009	8/31/2009	424-426
					US GOM	Shell	9/01/2009	4/30/2013	446-448

	Noble Jim Day - Newbuild	Bingo 9000	1999/2009	12,000'-DP	Singapore - Jurong	Shipyard		12/15/2009	-
					In-transit & acceptance testing	Marathon	12/16/2009	3/31/2010	-	Lump sum fee will offset mobilization costs.
					US GOM	Marathon	4/01/2010	3/31/2014	514-516

Far East Drillship (1)
	Globetrotter - Newbuild	Globetrotter Class	2011	10,000'-DP	Dalian, China - STX / Netherlands - Huisman	Shipyard		9/30/2011	-	NE has secured priced options for three additional drillships.
					In-transit & acceptance testing	TBA	10/01/2011	12/31/2011
					TBA	TBA	1/01/2012	TBA	TBA	Available.

Far East Jackups (1)
	Noble Scott Marks - Newbuild	F&G JU-2000E	2009	400'-IC	Dalian, China - DSIC	Shipyard		6/30/2009	-
					In-transit	Venture	7/01/2009	8/31/2009	44-46
					North Sea	Venture	9/01/2009	8/31/2011	209-211
											704	36	437	207	106	81
(a)	Unit has been upgraded to the NC-5SM mooring standard.
(b)	Rig utilizes the Aluminum Alloy Riser technology.										2008 Total (includes: shipyard, stacked, and downtime days)	2290		2009 Total (includes: shipyard, stacked, and downtime days. Does not include cold-stacked Noble Fri Rodli.)		867
(c)
In various market segments, the Company contracts with certain parties for the provision of certain local services and advice.  Compensation paid to such parties by the Company typically is based on a percentage of the drilling contract’s daywork operating rate, and the Company accounts for such payments in its financial statements in the contract drilling services operating costs and expenses line item.

(d)	Listed rigs are modified bareboat charter; cost structure varies by region.										1Q 08 Downtime (includes: shipyard, stacked, and downtime days): 375 days
(e)	Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.										2Q 08 Downtime (includes: shipyard, stacked, and downtime days): 540 days
(f)	Rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the rig to operate in up to 300' of water.										3Q 08 Downtime (includes: shipyard, stacked, and downtime days): 671 days
(g)	Rig is currently equipped to operate in 250' of water.

(h)	Noble's submersible rig, Noble Fri Rodli, is currently cold-stacked.

*	A = Actual approximate downtime incurred during the quarter indicated as of the report date; E = Estimated additional downtime days expected to occur as of the report date.

# =	Rate withheld at request of operator.

Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.